SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

Initial public offering

On November 10, 2023, the Company closed its initial public offering (the “Offering”) of ordinary shares, par value $0.001 per share (the “Shares”). The Shares were offered by the Company pursuant to a registration statement on Form F-1, as amended (File No. 333-274166), filed with the Securities and Exchange Commission (the “Commission”), which was declared effective by the Commission on November 2, 2023. A final prospectus relating to this Offering was filed with the Commission on November 7, 2023. Under the terms of an underwriting agreement (the “Underwriting Agreement”) with R.F. Lafferty & Co., Inc., as the underwriter of the Offering (the “Underwriters”), the Company sold a total of 1,500,000 Shares at an offering price of $4.00 per share for gross proceeds of $6,000,000. The Shares sold pursuant to the Underwriters’ firm commitment under the Underwriting Agreement. Following the closing of the Offering, the Company has a total of 14,625,000 Shares issued and outstanding. The Company raised approximately US$3.0 million in net proceeds from the issuance of new shares from the initial public offering after deducting underwriting discounts, commissions and expenses.

Except for the above disclosure, the Company has assessed all events from September 30, 2023, up through January 30, 2024, which is the date that these consolidated financial statements are available to be issued, unless as disclosed below, there are not any material subsequent events that require disclosure in these consolidated financial statements.